                                 October, 1996



                     MONTHLY CERTIFICATEHOLDER'S STATEMENT
                           Advanta National Bank USA



                                Master Trust II
                                 Series 1994-B


     Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993 (the "Master Agreement") by and between Advanta National Bank USA ("AUS") as Seller and Servicer, and Bankers Trust Company, as Trustee, as supplemented by the Series 1994-B Supplement dated as of July 19, 1994 (the "Supplement") and together with the Master Agreement between AUS and the Trustee, AUS, as Servicer, is required to prepare certain information each month regarding current distributions to all 1994-B Certificateholders. This statement relates to the November 15, 1996 Distribution Date (the "Distribution Date") and the performance of the ADVANTA Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1994-B Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Master Agreement.


1.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class A Certificates               $4.869583

2.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class B Certificates               $5.084861

3.   The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the
     Class A Certificates                                            $0.000000

4.   The amount of the distribution set forth in paragraph 2 above in respect of principal, per $1,000 original principal amount of the
     Class B Certificates                                            $0.000000

5.   The amount of distribution set forth in paragraph 1 above
     in respect of interest, per $1,000 principal principal amount of the
     Class A Certificate                                             $4.869583

6.   The amount of distribution set forth in paragraph 2 above
     in respect of interest, per $1,000 principal principal amount of the
     Class B Certificate                                             $5.084861

7.   The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the
     Series 1994-BCertificates                                  $78,194,083.14

8. The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the
     Series 1994-BCertificates                                  $67,073,692.13

9.   The aggregate amount of Reallocated Principal Collections with
     respect to the prior Monthly Period                                 $0.00

10. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of
     the Class A Certificates                                    $9,789,526.41

11. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the
     Class B Certificates                                          $439,889.93

12.  The Class A Investor Default Amount for the prior Monthly Period
     is                                                          $2,708,137.16

13.  The Class B Investor Default Amount for the prior Monthly Period
     is                                                            $121,473.17

14.  The aggregate amount of Class A Investor Charge-offs for the prior
     Monthly Period is                                                   $0.00

15.  The aggregate amount of Class B Investor Charge-offs for the prior
     Monthly Period is                                                   $0.00

16.  The aggregate amount of Class A Investor Charge-offs reimbursed on
     the Distribution Date is                                            $0.00

17.  The aggregate amount of Class B Investor Charge-offs reimbursed on
     the Distribution Date is                                            $0.00

18.  The amount of the Class A Servicing Fee for the prior Monthly
     Period is                                                   $1,100,000.00

19.  The amount of the Class B Servicing Fee for the prior Monthly
     Period is                                                      $50,000.00

20.  The Class A Pool Factor as of the Record Date for the
     Distribution Date is                                              1.00000

21.  The Class B Pool Factor as of the Record Date for the
     Distribution Date is                                              1.00000

22.  The Class A Investor Amount after giving effect to any payments
     on the Distribution Date is                               $660,000,000.00

23.  The Class A Invested Amount after giving effect to any payments
     on the Distribution Date is                               $660,000,000.00

24.  The Class B Investor Amount after giving effect to any payments
     on the Distribution Date is                                $30,000,000.00

25.  The Class B Invested Amount after giving effect to any payments
     on the Distribution Date is                                $30,000,000.00

26. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving
     effect to any activity on the Distribution Date is                  $0.00

27. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving
     effect to any activity on the Distribution Date is                  $0.00

28.  The Available Cash Collateral Amount as of the close of business
     on the Distribution Date is                                $15,000,000.00

29.  The Collateral Investor Amount as of the close of business on the
     Distribution Date is                                       $60,000,000.00

30.  The Available Enhancement Amount as of the close of business on
     the Distribution Date                                      $75,000,000.00

31.  The amount of Interchange with respect to the prior Monthly Period
     is                                                            $937,500.00

32.  The Deficit Controlled Amortization Amount (after giving effect to any
     activity on the Distribution Date) is                               $0.00

33.  The percentage by which the Net Portfolio Yield for the prior Monthly
     Period exceeds the Base Rate for such Monthly Period is             4.99%





          Advanta National Bank USA (formerly Colonial) as Servicer



          By:   /s/ MICHAEL COCO
             ------------------------------------------
                Michael Coco
                Vice President

Series 1994-B daily percentages during the prior Monthly Period


                                   Floating               Principal
                                  Allocation              Allocation
                                  Percentage              Percentage
                                  ----------              ----------
10/1 - 10/31          1994-B           8.61%                   8.61%


The aggregate outstanding balance of Accounts
which are 30, 60, 90, 120, 150 and 180 or
more days delinquent as of the end of the
prior Monthly Period is........................ (a)  30 - 59 days:..................          134,661,199.80
                                                (b)  60 - 89 days:..................           78,113,226.56
                                                (c)  90 - 119 days:.................           57,392,879.77
                                                (d)  120 - 149 days:................           40,052,826.47
                                                (e)  150 - 179 days:................           31,174,352.13
                                                (f)  180 or more days:..............            8,672,353.05

                                 October, 1996



                       MONTHLY CERTIFICATEHOLDER'S STATEMENT
                           Advanta National Bank USA



                                Master Trust II
                                 Series 1994-D


Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993, (the "Master Agreement") by and between Advanta National Bank USA ("AUS") as Seller and Servicer, and Bankers Trust Company, as Trustee, as supplemented by the Series 1994-D Supplement dated as of October 11, 1994 (the "Supplement") and together with the Master Agreement between AUS and the Trustee, AUS, as Servicer, is required to prepare certain information each month regarding current distributions to all 1994-D Certificateholders. This statement relates to the November 15, 1996 Distribution Date (the "Distribution Date") and the performance of the ADVANTA Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1994-D Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Master Agreement.


1.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class A Certificates               $4.766250

2.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class B Certificates               $4.938472

3.   The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the
     Class A Certificates                                            $0.000000

4.   The amount of the distribution set forth in paragraph 2 above in respect of principal, per $1,000 original principal amount of the
     Class B Certificates                                            $0.000000

5.   The amount of distribution set forth in paragraph 1 above
     in respect of interest, per $1,000 principal principal amount of the
     Class A Certificate                                             $4.766250

6.   The amount of distribution set forth in paragraph 2 above
     in respect of interest, per $1,000 principal principal amount of the
     Class B Certificate                                             $4.938472

7.   The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the
     Series 1994-DCertificates                                 $104,258,777.59

8. The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the
     Series 1994-DCertificates                                  $89,431,589.56

9.   The aggregate amount of Reallocated Principal Collections
     with respect to the prior Monthly Period                            $0.00

10. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of
     the Class A Certificates                                   $12,682,395.36

11. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect
     of the Class B Certificates                                   $736,881.49

12.  The Class A Investor Default Amount for the prior Monthly Period
     is                                                          $3,508,430.99

13.  The Class B Investor Default Amount for the prior Monthly Period
     is                                                            $203,646.20

14.  The aggregate amount of Class A Investor Charge-offs for the prior
     Monthly Period is                                                   $0.00

15.  The aggregate amount of Class B Investor Charge-offs for the prior
     Monthly  Period is                                                  $0.00

16.  The aggregate amount of Class A Investor Charge-offs reimbursed on
     the Distribution Date is                                            $0.00

17.  The aggregate amount of Class B Investor Charge-offs reimbursed on
     the Distribution Date is                                            $0.00

18.  The amount of the Class A Servicing Fee for the prior Monthly
     Period is                                                   $1,425,000.00

19.  The amount of the Class B Servicing Fee for the prior Monthly
     Period is                                                      $83,333.33

20.  The Class A Pool Factor as of the Record Date for the
     Distribution Date is                                              1.00000

21.  The Class B Pool Factor as of the Record Date for the
     Distribution Date is                                              1.00000

22.  The Class A Investor Amount after giving effect to any payments
     on the Distribution Date is                               $855,000,000.00

23.  The Class A Invested Amount after giving effect to any payments
     on the Distribution Date is                               $855,000,000.00

24.  The Class B Investor Amount after giving effect to any payments
     on the Distribution Date is                                $50,000,000.00

25.  The Class B Invested Amount after giving effect to any payments
     on the Distribution Date is                                $50,000,000.00

26. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving
     effect to any activity on the Distribution Date is                  $0.00

27. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving
     effect to any activity on the Distribution Date is                  $0.00

28.  The Available Cash Collateral Amount as of the close of business
     on the Distribution Date is                                $10,000,000.00

29.  The Collateral Investor Amount as of the close of business on the
     Distribution Date is                                       $95,000,000.00

30.  The Available Enhancement Amount as of the close of business on
     the Distribution Date                                     $105,000,000.00

31.  The amount of Interchange with respect to the prior Monthly Period
     is                                                          $1,250,000.00

32.  The Deficit Controlled Amortization Amount (after giving effect to any
     activity on the Distribution Date) is                               $0.00

33.  The percentage by which the Net Portfolio Yield for the prior Monthly
     Period exceeds the Base Rate for such Monthly Period is             5.11%





          Advanta National Bank USA (formerly Colonial) as Servicer



          By:       /s/ MICHAEL COCO
             ------------------------------------------
                Michael Coco
                Vice President

Series 1994-D daily percentages during the prior Monthly Period


                                   Floating               Principal
                                  Allocation              Allocation
                                  Percentage              Percentage
                                  ----------              ----------
10/1 - 10/31          1994-D           11.48%                  11.48%


The aggregate outstanding balance of Accounts
which are 30, 60, 90, 120, 150 and 180 or
more days delinquent as of the end of the
prior Monthly Period is........................ (a)  30 - 59 days:..................          134,661,199.80
                                                (b)  60 - 89 days:..................           78,113,226.56
                                                (c)  90 - 119 days:.................           57,392,879.77
                                                (d)  120 - 149 days:................           40,052,826.47
                                                (e)  150 - 179 days:................           31,174,352.13
                                                (f)  180 or more days:..............            8,672,353.05



                                 October, 1996



                     MONTHLY CERTIFICATEHOLDER'S STATEMENT
                           Advanta National Bank USA



                                Master Trust II
                                 Series 1995-A


Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993 (the "Master Agreement") by and between Advanta National Bank USA ("AUS") as Seller and Servicer, and Bankers Trust Company, as Trustee, as supplemented by the Series 1995-A Supplement dated as of January 18, 1995 (the "Supplement") and together with the Master Agreement between AUS and the Trustee, AUS, as Servicer, is required to prepare certain information each month regarding current distributions to all 1995-A Certificateholders. This statement relates to the November 15, 1996 Distribution Date (the
"Distribution Date") and the performance of the ADVANTA Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Master Agreement.


1.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class A Certificates               $4.783472

2.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class B Certificates               $4.951389

3. The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the Class A
     Certificates                                                    $0.000000

4. The amount of the distribution set forth in paragraph 2 above in respect of principal, per $1,000 original principal amount of the Class B
     Certificates                                                    $0.000000

5. The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 principal principal amount of the Class A
     Certificate                                                     $4.783472

6. The amount of distribution set forth in paragraph 2 above in respect of interest, per $1,000 principal principal amount of the Class B
     Certificate                                                     $4.951389

7.   The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the
     Series 1995-A Certificates                                 $72,870,949.72

8. The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the
     Series 1995-A Certificates                                 $62,633,273.54

9.   The aggregate amount of Reallocated Principal Collections with
     respect to the prior Monthly Period                                 $0.00

10. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of
     the Class A Certificates                                    $8,748,511.34

11. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the
     Class B Certificates                                          $509,644.84

12.  The Class A Investor Default Amount for the prior Monthly Period
     is                                                          $2,454,472.60

13.  The Class B Investor Default Amount for the prior Monthly Period
     is                                                            $142,909.61

14.  The aggregate amount of Class A Investor Charge-offs for the prior
     Monthly Period is                                                   $0.00

15.  The aggregate amount of Class B Investor Charge-offs for the prior
     Monthly Period is                                                   $0.00

16.  The aggregate amount of Class A Investor Charge-offs reimbursed on
     the Distribution Date is                                            $0.00

17.  The aggregate amount of Class B Investor Charge-offs reimbursed on
     the Distribution Date is                                            $0.00

18.  The amount of the Class A Servicing Fee for the prior Monthly
     Period is                                                     $997,500.00

19.  The amount of the Class B Servicing Fee for the prior Monthly
     Period is                                                      $58,333.33

20.  The Class A Pool Factor as of the Record Date for the
     Distribution Date is                                              1.00000

21.  The Class B Pool Factor as of the Record Date for the
     Distribution Date is                                              1.00000

22.  The Class A Investor Amount after giving effect to any payments
     on the Distribution Date is                               $598,500,000.00

23.  The Class A Invested Amount after giving effect to any payments
     on the Distribution Date is                               $598,500,000.00

24.  The Class B Investor Amount after giving effect to any payments
     on the Distribution Date is                                $35,000,000.00

25.  The Class B Invested Amount after giving effect to any payments
     on the Distribution Date is                                $35,000,000.00

26. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving
     effect to any activity on the Distribution Date is                  $0.00

27. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving
     effect to any activity on the Distribution Date is                  $0.00

28.  The Available Cash Collateral Amount as of the close of business
     on the Distribution Date is                                 $7,000,000.00

29.  The Collateral Investor Amount as of the close of business on the
     Distribution Date is                                       $66,500,000.00

30.  The Available Enhancement Amount as of the close of business on
     the Distribution Date                                      $73,500,000.00

31.  The amount of Interchange with respect to the prior Monthly Period
     is                                                            $729,166.66

32.  The Deficit Controlled Amortization Amount (after giving effect to any
     activity on the Distribution Date) is                               $0.00

33.  The percentage by which the Net Portfolio Yield for the prior Monthly
     Period exceeds the Base Rate for such Monthly Period is             4.84%

34.  The Net Portfolio Yield for the prior Monthly Period is            12.63%

35.  The Base Rate for the Monthly Period is                             7.79%

36.  The aggregate amount of Principal Receivables as of the last day of
     the prior Monthly Period is                             $8,404,346,547.56

37.  The Excess Funding Amount as of the last day of the
     prior Monthly Period is                                             $0.00

38.  The aggregate amount of Finance Charge Receivables as of the last
     day of the prior Monthly Period is                        $108,143,741.00




          Advanta National Bank USA (formerly Colonial) as Servicer



          By:     /s/ MICHAEL COCO
             ------------------------------------------
                Michael Coco
                Vice President

Series 1995-A daily percentages during the prior Monthly Period


                                   Floating               Principal
                                  Allocation              Allocation
                                  Percentage              Percentage
                                  ----------              ----------
10/1 - 10/31          1995-A           8.04%                   8.04%


The aggregate outstanding balance of Accounts
which are 30, 60, 90, 120, 150 and 180 or
more days delinquent as of the end of the
prior Monthly Period is........................ (a)  30 - 59 days:..................          134,661,199.80
                                                (b)  60 - 89 days:..................           78,113,226.56
                                                (c)  90 - 119 days:.................           57,392,879.77
                                                (d)  120 - 149 days:................           40,052,826.47
                                                (e)  150 - 179 days:................           31,174,352.13
                                                (f)  180 or more days:..............            8,672,353.05

                                 October, 1996



                     MONTHLY CERTIFICATEHOLDER'S STATEMENT
                           Advanta National Bank USA



                                Master Trust II
                                 Series 1995-C


Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993 (the "Master Agreement") by and between Advanta National Bank USA ("AUS") as Seller and Servicer, and Bankers Trust Company, as Trustee, as supplemented by the Series 1995-C Supplement dated as of April 27, 1995 (the "Supplement") and together with the Master Agreement between AUS and the Trustee, AUS, as Servicer, is required to prepare certain information each month regarding current distributions to all 1995-C Certificateholders. This statement relates to the November 15, 1996 Distribution Date (the "Distribution Date") and the performance of the ADVANTA Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-C Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Master Agreement.


1.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class A Certificates               $0.000000

2.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class B Certificates               $0.000000

3. The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the Class A
     Certificates                                                    $0.000000

4. The amount of the distribution set forth in paragraph 2 above in respect of principal, per $1,000 original principal amount of the Class B
     Certificates                                                    $0.000000

5. The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 principal principal amount of the Class A
     Certificate                                                     $0.000000

6. The amount of distribution set forth in paragraph 2 above in respect of interest, per $1,000 principal principal amount of the Class B
     Certificate                                                     $0.000000

7.   The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the
     Series 1995-C Certificates                                 $59,827,644.66

8. The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the
     Series 1995-C Certificates                                 $51,415,373.81

9.   The aggregate amount of Reallocated Principal Collections with respect to
     the prior Monthly Period                                            $0.00

10. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of
     the Class A Certificates                                    $7,150,430.22

11. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the
     Class B Certificates                                          $509,214.17

12.  The Class A Investor Default Amount for the prior Monthly Period
      is                                                         $2,004,307.32

13.  The Class B Investor Default Amount for the prior Monthly Period
     is                                                            $142,909.61

14.  The aggregate amount of Class A Investor Charge-offs for the prior
     Monthly Period is                                                   $0.00

15.  The aggregate amount of Class B Investor Charge-offs for the prior
     Monthly Period is                                                   $0.00

16.  The aggregate amount of Class A Investor Charge-offs reimbursed on
     the Distribution Date is                                            $0.00

17.  The aggregate amount of Class B Investor Charge-offs reimbursed on
     the Distribution Date is                                            $0.00

18.  The amount of the Class A Servicing Fee for the prior Monthly
     Period is                                                     $814,583.33

19.  The amount of the Class B Servicing Fee for the prior Monthly
     Period is                                                      $57,500.00

20.  The Class A Pool Factor as of the Record Date for the
     Distribution Date is                                              1.00000

21.  The Class B Pool Factor as of the Record Date for the
     Distribution Date is                                              1.00000

22.  The Class A Investor Amount after giving effect to any payments
     on the Distribution Date is                               $488,750,000.00

23.  The Class A Invested Amount after giving effect to any payments
     on the Distribution Date is                               $488,750,000.00

24.  The Class B Investor Amount after giving effect to any payments
     on the Distribution Date is                                $34,500,000.00

25.  The Class B Invested Amount after giving effect to any payments
     on the Distribution Date is                                $34,500,000.00

26. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving
     effect to any activity on the Distribution Date is                  $0.00

27. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving
     effect to any activity on the Distribution Date is                  $0.00

28.  The Available Cash Collateral Amount as of the close of business
     on the Distribution Date is                                 $8,625,000.00

29.  The Collateral Investor Amount as of the close of business on the
     Distribution Date is                                       $51,750,000.00

30.  The Available Enhancement Amount as of the close of business on
     the Distribution Date                                      $60,375,000.00

31.  The amount of Interchange with respect to the prior Monthly Period
     is                                                            $598,958.33

32.  The Deficit Controlled Amortization Amount (after giving effect to any
     activity on the Distribution Date) is                               $0.00

33.  The percentage by which the Net Portfolio Yield for the prior Monthly
     Period exceeds the Base Rate for such Monthly Period is             4.60%

34.  The Net Portfolio Yield for the prior Monthly Period is            12.63%

35.  The Base Rate for the Monthly Period is                             8.03%

36.  The aggregate amount of Principal Receivables as of the last day of
     the prior Monthly Period is                             $8,404,346,547.56

37.  The Excess Funding Amount as of the last day of the
     prior Monthly Period is                                             $0.00

38.  The aggregate amount of Finance Charge Receivables as of the last
     day of the prior Monthly Period is                        $108,143,741.00

39.  The amount on deposit in the Pre-Funding Account as of the close of
     business on the Distribution Date is                                $0.00

40.  The amount on deposit in the Principal Funding Account as of the
     close of business on the Distribution Date is                       $0.00

41.  The amount on deposit in the Interest Funding Account as of the
     close of business on the Distribution Date is               $5,087,935.41

42.  The amount on deposit in the Reserve Account as of the
     close of business on the Distribution Date is                       $0.00




          Advanta National Bank USA (formerly Colonial) as Servicer



          By:    /s/ MICHAEL COCO
             ------------------------------------------
                Michael Coco
                Vice President

Series 1995-C daily percentages during the prior Monthly Period


                                   Floating               Principal
                                  Allocation              Allocation
                                  Percentage              Percentage
                                  ----------              ----------
10/1 - 10/31          1995-C           6.60%                   6.60%


The aggregate outstanding balance of Accounts
which are 30, 60, 90, 120, 150 and 180 or
more days delinquent as of the end of the
prior Monthly Period is........................ (a)  30 - 59 days:..................          134,661,199.80
                                                (b)  60 - 89 days:..................           78,113,226.56
                                                (c)  90 - 119 days:.................           57,392,879.77
                                                (d)  120 - 149 days:................           40,052,826.47
                                                (e)  150 - 179 days:................           31,174,352.13
                                                (f)  180 or more days:..............            8,672,353.05

                                 October, 1996



                     MONTHLY CERTIFICATEHOLDER'S STATEMENT
                           Advanta National Bank USA



                                Master Trust II
                                 Series 1995-D


Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993 (the "Master Agreement") by and between Advantal National Bank USA ("AUS") as Seller and Servicer, and Bankers Trust Company, as Trustee, as supplemented by the Series 1995-D Supplement dated as of July 25, 1995 (the "Supplement") and together with the Master Agreement between AUS and the Trustee, AUS, as Servicer, is required to prepare certain information each month regarding current distributions to all 1995-D Certificateholders. This statement relates to the November 15, 1996 Distribution Date (the "Distribution Date") and the performance of the ADVANTA Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-D Certificate.Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Master Agreement.


1.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class A Certificates               $4.802176

2.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class B Certificates               $4.914120

3. The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the Class A
     Certificates                                                    $0.000000

4. The amount of the distribution set forth in paragraph 2 above in respect of principal, per $1,000 original principal amount of the Class B
     Certificates                                                    $0.000000

5. The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 principal principal amount of the Class A
     Certificate                                                     $4.802176

6. The amount of distribution set forth in paragraph 2 above in respect of interest, per $1,000 principal principal amount of the Class B
     Certificate                                                     $4.914120

7.   The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the
     Series 1995-DCertificates                                  $62,448,085.75

8. The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the
     Series 1995-DCertificates                                  $53,674,534.14

9.   The aggregate amount of Reallocated Principal Collections with respect to
     the prior Monthly Period                                            $0.00

10. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of
     the Class A Certificates                                    $8,339,911.68

11. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the
     Class B Certificates                                          $433,639.93

12.  The Class A Investor Default Amount for the prior Monthly Period
     is                                                          $2,340,144.91

13.  The Class B Investor Default Amount for the prior Monthly Period
     is                                                            $121,473.17

14.  The aggregate amount of Class A Investor Charge-offs for the prior
     Monthly Period is                                                   $0.00

15.  The aggregate amount of Class B Investor Charge-offs for the prior
     Monthly Period is                                                   $0.00

16.  The aggregate amount of Class A Investor Charge-offs reimbursed on
     such Payment Date is                                                $0.00

17.  The aggregate amount of Class B Investor Charge-offs reimbursed on
     such Payment Date is                                                $0.00

18.  The amount of the Class A Servicing Fee for the prior Monthly
     Period is                                                     $950,000.00

19.  The amount of the Class B Servicing Fee for the prior Monthly
     Period is                                                      $50,000.00

20.  The Class A Pool Factor as of the Record Date for the
     Distribution Date is                                              1.00000

21.  The Class B Pool Factor as of the Record Date for the
     Distribution Date is                                              1.00000

22.  The Class A Investor Amount after giving effect to any payments
     on the Distribution Date is                               $570,000,000.00

23.  The Class A Invested Amount after giving effect to any payments
     on the Distribution Date is                               $570,000,000.00

24.  The Class A-1 Invested Amount after giving effect to any payments
     on the Distribution Date is                               $519,000,000.00

25.  The Class A-2 Invested Amount after giving effect to any payments
     on the Distribution Date is                                $51,000,000.00

25.  The Class B Investor Amount after giving effect to any payments
     on the Distribution Date is                                $30,000,000.00

26.  The Class B Invested Amount after giving effect to any payments
     on the Distribution Date is                                $30,000,000.00

27. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving
     effect to any activity on the Distribution Date is                  $0.00

28. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving
     effect to any activity on the Distribution Date is                  $0.00

29.  The Available Cash Collateral Amount as of the close of business
     on the Distribution Date is                                $63,000,000.00

29. The amount on deposit in the Cash Collateral Account (including the principal balance of the Class A-2 Certificates as of the close of
     business on the Distribution Date                          $63,000,000.00

30.  The amount of Interchange with respect to the prior Monthly Period
     is                                                            $625,000.00

31.  The Deficit Controlled Amortization Amount (after giving effect to any
     activity on the Distribution Date) is                               $0.00

32.  The percentage by which the Net Portfolio Yield for the prior Monthly
     Period exceeds the Base Rate for such Monthly Period is             4.85%


          Advanta National Bank USA (formerly named Colonial) as Servicer


          By:    /s/ MICHAEL COCO
             ------------------------------------------
                 Michael Coco
                 Vice President

Series 1995-D daily percentages during the prior Monthly Period


                                   Floating               Principal
                                  Allocation              Allocation
                                  Percentage              Percentage
                                  ----------              ----------
10/1 - 10/31          1995-D           6.89%                   6.89%


The aggregate outstanding balance of Accounts
which are 30, 60, 90, 120, 150 and 180 or
more days delinquent as of the end of the
prior Monthly Period is........................ (a)  30 - 59 days:..................          134,661,199.80
                                                (b)  60 - 89 days:..................           78,113,226.56
                                                (c)  90 - 119 days:.................           57,392,879.77
                                                (d)  120 - 149 days:................           40,052,826.47
                                                (e)  150 - 179 days:................           31,174,352.13
                                                (f)  180 or more days:..............            8,672,353.05



                                   October, 1996



                       MONTHLY CERTIFICATEHOLDER'S STATEMENT



                                    Series 1995-F


Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993 (the "Master Agreement") by and between Advanta National Bank USA ("AUS") as Seller and Servicer, and Bankers Trust Company, as Trustee, as supplemented by the Series 1995-F Supplement dated as of November 21, 1995 (the "Supplement") and together with the Master Agreement between AUS and the Trustee, AUS, as Servicer, is required to prepare certain information each month regarding current distributions to all 1995-F Certificateholders. This statement relates to the November 15, 1996 Distribution Date (the "Distribution Date") and the performance of the ADVANTA Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-F Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Master Agreement.


1.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class A-1 Certificates             $5.041667

2.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class A-2 Certificates             $4.802176

3.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class B Certificates               $4.896898

4.   The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the
     Class A-1 Certificates                                          $0.000000

5. The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the Class A-2
     Certificates                                                    $0.000000

6. The amount of the distribution set forth in paragraph 2 above in respect of principal, per $1,000 original principal amount of the Class B
     Certificates                                                    $0.000000

7. The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 principal principal amount of the Class A-1
     Certificate                                                     $5.041667

8. The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 principal principal amount of the Class A-2
     Certificate                                                     $4.802176

9. The amount of distribution set forth in paragraph 2 above in respect of interest, per $1,000 principal principal amount of the Class B
     Certificate                                                     $4.896898

10.  The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the
     Series 1995-FCertificates                                  $88,460,697.03

11. The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the
     Series 1995-FCertificates                                  $76,032,431.55

12.  The aggregate amount of Reallocated Principal Collections with respect to
     the prior Monthly Period                                            $0.00

13. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of
     the Class A Certificates                                   $11,053,991.58

14. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the
     Class B Certificates                                          $660,991.98

15.  The Class A Investor Default Amount for the prior Monthly Period
     is                                                          $3,101,138.60

16.  The Class B Investor Default Amount for the prior Monthly Period
     is                                                            $185,782.50

17.  The aggregate amount of Class A Investor Charge-offs for the prior
     Monthly Period is                                                   $0.00

18.  The aggregate amount of Class B Investor Charge-offs for the prior
     Monthly Period is                                                   $0.00

19.  The aggregate amount of Class A Investor Charge-offs reimbursed on
     such Payment Date is                                                $0.00

20.  The aggregate amount of Class B Investor Charge-offs reimbursed on
     such Payment Date is                                                $0.00

21.  The amount of the Class A Servicing Fee for the prior Monthly
     Period is                                                   $1,260,833.33

22.  The amount of the Class B Servicing Fee for the prior Monthly
     Period is                                                      $74,375.00

23.  The Class A Pool Factor as of the Record Date for the
     Distribution Date is                                              1.00000

24.  The Class B Pool Factor as of the Record Date for the
     Distribution Date is                                              1.00000

25.  The Class A-1 Investor Amount after giving effect to any payments
     on the Distribution Date is                               $378,250,000.00

26.  The Class A-2 Investor Amount after giving effect to any payments
     on the Distribution Date is                               $378,250,000.00

27.  The Class A-1 Invested Amount after giving effect to any payments
     on the Distribution Date is                               $378,250,000.00

28.  The Class A-2 Invested Amount after giving effect to any payments
     on the Distribution Date is                               $378,250,000.00

29.  The Class B Investor Amount after giving effect to any payments
     on the Distribution Date is                                $44,625,000.00

30.  The Class B Invested Amount after giving effect to any payments
     on the Distribution Date is                                $44,625,000.00

31. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving
     effect to any activity on the Distribution Date is                  $0.00

32. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving
     effect to any activity on the Distribution Date is                  $0.00

33.  The Available Cash Collateral Amount as of the close of business
     on the Distribution Date is                                $17,000,000.00

34.  The Collateral Investor Amount as of the close of business on the
     Distribution Date is                                       $48,875,000.00

35.  The amount on deposit in the Cash Collateral Account as of the close
     of business on the Distribution Date is                    $17,000,000.00

36.  The Available Enhancement Amount as of the close of business on
     the Distribution Date is                                   $65,875,000.00

37.  The amount of Interchange with respect to the prior Monthly Period
     is                                                            $885,416.68

38.  The amount of Servicer Interchange with respect to the prior
     Monthly Period is                                             $708,333.34

39.  The Deficit Controlled Amortization Amount (after giving effect to any
     activity on the Distribution Date) is                               $0.00

40.  The percentage by which the Net Portfolio Yield for the prior Monthly
     Period exceeds the Base Rate for such Monthly Period is             4.71%

41.  The Net Portfolio Yield for the prior Monthly Period is            12.62%

42.  The Base Rate for the Monthly Period is                             7.91%

43.  The aggregate amount of Principal Receivables as of the last day of
     the prior Monthly Period is                             $8,404,346,547.56

44.  The Excess Funding Amount as of the last day of the
     prior Monthly Period is                                             $0.00

45.  The aggregate amount of Finance Charge Receivables as of the last
     day of the prior Monthly Period is                        $108,143,741.00




          Advanta National Bank USA (formerly named Colonial)as Servicer


          By:   /s/ MICHAEL COCO
             -------------------------------------
                Michael Coco
                Vice President

Series 1995-F daily percentages during the prior Monthly Period

                                            Floating          Principal
                                           Allocation        Allocation
                                           Percentage        Percentage
                                           ----------        ----------
10/1 - 10/31             1995-F              9.76%              9.76%


The aggregate outstanding balance of Accounts
which are 30, 60, 90, 120, 150 and 180 or
more days delinquent as of the end of the
prior Monthly Period is......................  (a)  30 - 59 days:.................... 134,661,199.80
                                               (b)  60 - 89 days:....................  78,113,226.56
                                               (c)  90 - 119 days:...................  57,392,879.77
                                               (d)  120 - 149 days:..................  40,052,826.47
                                               (e)  150 - 179 days:..................  31,174,352.13
                                               (f)  180 or more days:................   8,672,353.05

                                    October, 1996



                       MONTHLY CERTIFICATEHOLDER'S STATEMENT



                                    Series 1995-G


Under the Amended and Restated Master Pooling and Servicing Agreement   dated
as of December 1, 1993, and as amended and restated on May 23,1994, and as amended by Amendment Number 1 dated as of July 1,1994, by and between Advanta National Bank USA ("AUS") as Seller and Servicer, and Bankers Trust Company, as Trustee, as supplemented by the Series 1995-G Supplement dated as of December 15, 1995 (the "Supplement") and together with the Master Agreement between AUS and the Trustee, AUS, as Servicer, is required to prepare certain information each month regarding current distributions to all 1995-G Certificateholders. This statement relates to the November 15, 1996 Distribution Date (the "Distribution Date") and the performance of the ADVANTA Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-G Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Master Agreement.


1.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class A Certificates               $4.759120

2.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class B Certificates               $4.888287

3. The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the Class A
     Certificates                                                    $0.000000

4. The amount of the distribution set forth in paragraph 2 above in respect of principal, per $1,000 original principal amount of the Class B
     Certificates                                                    $0.000000

5. The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 principal principal amount of the Class A
     Certificate                                                     $4.759120

6. The amount of distribution set forth in paragraph 2 above in respect of interest, per $1,000 principal principal amount of the Class B
     Certificate                                                     $4.888287

7.   The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the
     Series 1995-G Certificates                                 $52,025,222.14

8. The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the
     Series 1995-G Certificates                                 $44,715,794.77

9.   The aggregate amount of Reallocated Principal Collections with respect to
     the prior Monthly Period                                           $0.00

10. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of
     the Class A Certificates                                    $6,316,945.31

11. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the
     Class B Certificates                                          $406,832.28

12.  The Class A Investor Default Amount for the prior Monthly Period
     is                                                          $1,772,079.20

13.  The Class B Investor Default Amount for the prior Monthly Period
     is                                                            $114,327.69

14.  The Collateral Default Amount for the prior Monthly Period    $164,346.05

15.  The aggregate amount of Class A Investor Charge-offs for the prior
     Monthly Period is                                                   $0.00

16.  The aggregate amount of Class B Investor Charge-offs for the prior
     Monthly Period is                                                   $0.00

17.  The aggregate amount of Collateral Charge-offs for the prior Monthly
     Period is                                                           $0.00

18.  The aggregate amount of Class A Investor Charge-offs reimbursed on
     such Payment Date is                                                $0.00

19.  The aggregate amount of Class B Investor Charge-offs reimbursed on
     such Payment Date is                                                $0.00

20.  The aggregate amount of Collateral Charge-offs reimbursed on
     such Payment Date is                                                $0.00

21.  The amount of the Class A Servicing Fee for the prior Monthly
     Period is                                                     $360,416.66

22.  The amount of the Class B Servicing Fee for the prior Monthly
     Period is                                                      $22,916.66

23.  The amount of the Collateral Servicing Fee for the prior Monthly
     Period is                                                      $33,333.34

24.  The Class A Pool Factor as of the Record Date for the
     Distribution Date is                                              1.00000

25.  The Class B Pool Factor as of the Record Date for the
     Distribution Date is                                              1.00000

26.  The Class A Investor Amount after giving effect to any payments
     on the Distribution Date is                               $432,500,000.00

27.  The Class A Invested Amount after giving effect to any payments
     on the Distribution Date is                               $432,500,000.00

28.  The Class B Investor Amount after giving effect to any payments
     on the Distribution Date is                                $27,500,000.00

29.  The Class B Invested Amount after giving effect to any payments
     on the Distribution Date is                                $27,500,000.00

30. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving
     effect to any activity on the Distribution Date is                  $0.00

31. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving
     effect to any activity on the Distribution Date is                  $0.00

32.  The Available Cash Collateral Amount as of the close of business
     on the Distribution Date is                                $10,000,000.00

33.  The Collateral Investor Amount as of the close of business on the
     Distribution Date is                                       $40,000,000.00

34.  The amount on deposit in the Cash Collateral Account as of the close
     of business on the Distribution Date is                    $10,000,000.00

35.  The amount of Interchange with respect to the prior Monthly Period
     is                                                            $520,833.33

36.  The amount of Servicer Interchange for the prior Monthly Period
     is                                                            $416,666.66

37.  The Deficit Controlled Amortization Amount (after giving effect to any
     activity on the Distribution Date) is                               $0.00

38.  The percentage by which the Net Portfolio Yield for the prior Monthly
     Period exceeds the Base Rate for such Monthly Period is             4.88%

39.  The Net Portfolio Yield for the prior Monthly Period is            12.62%

40.  The Base Rate for the Monthly Period is                             7.75%




          Advanta National Bank USA (formerly Colonial) as Servicer


          By:  /s/ MICHAEL COCO
             -----------------------------------------
                 Michael Coco
                 Vice President

Series 1995-G daily percentages during the prior Monthly Period

                                            Floating         Principal
                                           Allocation        Allocation
                                           Percentage        Percentage
                                           ----------        ----------
10/1 - 10/31             1995-G              5.74%              5.74%



The aggregate outstanding balance of Accounts
which are 30, 60, 90, 120, 150 and 180 or
more days delinquent as of the end of the
prior Monthly Period is......................  (a)  30 - 59 days:.................... 134,661,199.80
                                               (b)  60 - 89 days:....................  78,113,226.56
                                               (c)  90 - 119 days:...................  57,392,879.77
                                               (d)  120 - 149 days:..................  40,052,826.47
                                               (e)  150 - 179 days:..................  31,174,352.13
                                               (f)  180 or more days:................   8,672,353.05

                                    October, 1996



                       MONTHLY CERTIFICATEHOLDER'S STATEMENT



                                    Series 1996-A


Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993 (the "Master Agreement") by and between Advanta National Bank USA ("AUS") as Seller and Servicer, and Bankers Trust Company, as Trustee, as supplemented by the Series 1996-A Supplement dated as of January 18, 1996 (the "Supplement") and together with the Master Agreement between Colonial and the Trustee, AUS, as Servicer, is required to prepare certain information each month regarding current distributions to all 1996-A Certificateholders. This statement relates to the November 15, 1996 Distribution Date (the "Distribution Date") and the performance of the ADVANTA Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Master Agreement.


1.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class A-1 Certificates             $5.000000

2.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class A-2 Certificates             $4.836620


3.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class B Certificates               $4.939954

4. The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the Class A-1
     Certificates                                                    $0.000000

5. The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the Class A-2
     Certificates                                                    $0.000000

6. The amount of the distribution set forth in paragraph 2 above in respect of principal, per $1,000 original principal amount of the Class B
     Certificates                                                    $0.000000

7. The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 principal principal amount of the Class A-1
     Certificate                                                     $5.000000

8. The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 principal principal amount of the Class A-2
     Certificate                                                     $4.836620

9. The amount of distribution set forth in paragraph 2 above in respect of interest, per $1,000 principal principal amount of the Class B
     Certificate                                                     $4.939954

10.  The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the
     Series 1996-ACertificates                                  $52,025,222.17

11. The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the
     Series 1996-ACertificates                                  $44,715,794.78

12.  The aggregate amount of Reallocated Principal Collections with respect to
     the prior Monthly Period                                            $0.00

13. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of
     the Class A Certificates                                    $6,430,952.73

14. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the
     Class B Certificates                                          $382,233.64

15.  The Class A Investor Default Amount for the prior Monthly Period
     is                                                          $1,804,233.86

16.  The Class B Investor Default Amount for the prior Monthly Period
     is                                                            $107,182.21

17.  The Collateral Default Amount for the prior Monthly Period is $139,336.87

18.  The aggregate amount of Class A Investor Charge-offs for the prior
     Monthly Period is                                                   $0.00

19.  The aggregate amount of Class B Investor Charge-offs for the prior
     Monthly Period is                                                   $0.00

20.  The aggregate amount of Collateral Charge-offs for the prior Monthly
     Period is                                                           $0.00

21.  The aggregate amount of Class A Investor Charge-offs reimbursed on
     such Payment Date is                                                $0.00

22.  The aggregate amount of Class B Investor Charge-offs reimbursed on
     such Payment Date is                                                $0.00

23.  The aggregate amount of Collateral Charge-offs reimbursed on
     such Payment Date is                                                $0.00

24.  The amount of the Class A Servicing Fee for the prior Monthly
     Period is                                                     $183,333.33

25.  The amount of the Class B Servicing Fee for the prior Monthly
     Period is                                                      $10,937.50

26.  The amount of the Collateral Servicing Fee for the prior Monthly
     Period is                                                      $14,062.50

27.  The Class A Pool Factor as of the Record Date for the
     Distribution Date is                                              1.00000

28.  The Class B Pool Factor as of the Record Date for the
     Distribution Date is                                              1.00000

29.  The Class A-1 Investor Amount after giving effect to any payments
     on the Distribution Date is                               $220,000,000.00

30.  The Class A-2 Investor Amount after giving effect to any payments
     on the Distribution Date is                               $220,000,000.00

31.  The Class A-1 Invested Amount after giving effect to any payments
     on the Distribution Date is                               $220,000,000.00

32.  The Class A-2 Invested Amount after giving effect to any payments
     on the Distribution Date is                               $220,000,000.00

33.  The Class B Investor Amount after giving effect to any payments
     on the Distribution Date is                                $26,250,000.00

34.  The Class B Invested Amount after giving effect to any payments
     on the Distribution Date is                                $26,250,000.00

35. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving
     effect to any activity on the Distribution Date is                  $0.00

36. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving
     effect to any activity on the Distribution Date is                  $0.00

37.  The Available Cash Collateral Amount as of the close of business
     on the Distribution Date is                                $10,000,000.00

38.  The Collateral Investor Amount as of the close of business on the
     Distribution Date is                                       $33,750,000.00


39.  The amount on deposit in the Cash Collateral Account as of the close
     of business on the Distribution Date is                    $10,000,000.00

40.  The amount of Interchange with respect to the prior Monthly Period
     is                                                            $520,833.34

41.  The amount of Servicer Interchange with respect to the prior
     Monthly Period is                                             $416,666.67

42.  The Deficit Controlled Amortization Amount (after giving effect to any
     activity on the Distribution Date) is                               $0.00

43.  The percentage by which the Net Portfolio Yield for the prior Monthly
     Period exceeds the Base Rate for such Monthly Period is             5.20%






          Advanta National Bank USA (formerly named Colonial) as Servicer



          By:   /s/ MICHAEL COCO
             -----------------------------------------
                 Michael Coco
                 Vice President

Series 1996-A daily percentages during the prior Monthly Period

                                            Floating         Principal
                                           Allocation        Allocation
                                           Percentage        Percentage
                                           ----------        ----------
10/1 - 10/31             1996-A              5.74%              5.74%



The aggregate outstanding balance of Accounts
which are 30, 60, 90, 120, 150 and 180 or
more days delinquent as of the end of the
prior Monthly Period is......................  (a)  30 - 59 days:.................... 134,661,199.80
                                               (b)  60 - 89 days:....................  78,113,226.56
                                               (c)  90 - 119 days:...................  57,392,879.77
                                               (d)  120 - 149 days:..................  40,052,826.47
                                               (e)  150 - 179 days:..................  31,174,352.13
                                               (f)  180 or more days:................   8,672,353.05

                                   October, 1996



                       MONTHLY CERTIFICATEHOLDER'S STATEMENT



                                    Series 1996-B


Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993, and as amended and restated on May 23,1994, and as amended by Amendment Number 1 dated as of July 1,1994, by and between Advanta National Bank USA ("AUS") as Seller and Servicer, and Bankers Trust Company, as Trustee, as supplemented by the Series 1996-B Supplement dated as of March 26, 1996 (the "Supplement") and together with the Master Agreement between AUS and the Trustee, AUS, as Servicer, is required to prepare certain information each month regarding current distributions to all 1996-B Certificateholders. This statement relates to the November 15, 1996 Distribution Date (the "Distribution Date") and the performance of the ADVANTA Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-B Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Master Agreement.


1.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class A Certificates               $0.000000

2.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class B Certificates               $0.000000

3. The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the Class A
     Certificates                                                    $0.000000

4. The amount of the distribution set forth in paragraph 2 above in respect of principal, per $1,000 original principal amount of the Class B
     Certificates                                                    $0.000000

5. The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 principal principal amount of the Class A
     Certificate                                                     $0.000000

6. The amount of distribution set forth in paragraph 2 above in respect of interest, per $1,000 principal principal amount of the Class B
     Certificate                                                     $0.000000

7.   The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the
     Series 1996-B Certificates                                 $78,047,438.01

8. The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the
     Series 1996-B Certificates                                 $67,073,692.14

9.   The aggregate amount of Reallocated Principal Collections with respect to
     the prior Monthly Period                                            $0.00

10. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of
     the Class A Certificates                                    $9,494,920.94

11. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the
     Class B Certificates                                          $599,581.88

12.  The Class A Investor Default Amount for the prior Monthly Period
     is                                                          $2,661,691.53

13.  The Class B Investor Default Amount for the prior Monthly Period
     is                                                            $167,918.79

14.  The Collateral Default Amount for the prior Monthly Period    $246,519.08

15.  The aggregate amount of Class A Investor Charge-offs for the prior
     Monthly Period is                                                   $0.00

16.  The aggregate amount of Class B Investor Charge-offs for the prior
     Monthly Period is                                                   $0.00

17.  The aggregate amount of Collateral Charge-offs for the prior Monthly
     Period is                                                           $0.00

18.  The aggregate amount of Class A Investor Charge-offs reimbursed on
     such Payment Date is                                                $0.00

19.  The aggregate amount of Class B Investor Charge-offs reimbursed on
     such Payment Date is                                                $0.00

20.  The aggregate amount of Collateral Charge-offs reimbursed on
     such Payment Date is                                                $0.00

21.  The amount of the Class A Servicing Fee for the prior Monthly
     Period is                                                     $270,285.47

22.  The amount of the Class B Servicing Fee for the prior Monthly
     Period is                                                      $17,185.78

23.  The amount of the Collateral Servicing Fee for the prior Monthly
     Period is                                                      $24,997.50

24.  The Class A Pool Factor as of the Record Date for the
     Distribution Date is                                              1.00000

25.  The Class B Pool Factor as of the Record Date for the
     Distribution Date is                                              1.00000

26.  The Class A Investor Amount after giving effect to any payments
     on the Distribution Date is                               $648,750,000.00

27.  The Class A Invested Amount after giving effect to any payments
     on the Distribution Date is                               $648,750,000.00

28.  The Class B Investor Amount after giving effect to any payments
     on the Distribution Date is                                $41,250,000.00

29.  The Class B Invested Amount after giving effect to any payments
     on the Distribution Date is                                $41,250,000.00

30. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving
     effect to any activity on the Distribution Date is                   0.00

31. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving
     effect to any activity on the Distribution Date is                   0.00

32.  The Available Cash Collateral Amount as of the close of business
     on the Distribution Date is                                $15,000,000.00

33.  The Collateral Investor Amount as of the close of business on the
     Distribution Date is                                       $60,000,000.00

34.  The amount on deposit in the Cash Collateral Account as of the close
     of business on the Distribution Date is                    $15,000,000.00

35.  The amount of Interchange with respect to the prior Monthly Period
     is                                                            $781,250.00

36.  The amount of Servicer Interchange for the prior Monthly Period
     is                                                            $625,000.00

37.  The Deficit Controlled Amortization Amount (after giving effect to any
     activity on the Distribution Date) is                               $0.00

38.  The percentage by which the Net Portfolio Yield for the prior Monthly
     Period exceeds the Base Rate for such Monthly Period is             5.06%

39.  The Net Portfolio Yield for the prior Monthly Period is            12.64%

40.  The Base Rate for the Monthly Period is                             7.58%

41.  The amount on deposit in the Principal Funding Account as of the
     close of business on the Distribution Date is                       $0.00

42.  The amount on deposit in the Interest Funding Account as of the
     close of business on the Distribution Date is               $6,743,218.75

43.  The amount on deposit in the Reserve Account as of the           $0.00
     close of business on the Distribution Date is





          Advanta National Bank USA (formerly Colonial) as Servicer


          By:    /s/ MICHAEL COCO
             -----------------------------------------
                 Michael Coco
                 Vice President

Series 1996-B daily percentages during the prior Monthly Period

                                            Floating         Principal
                                           Allocation        Allocation
                                           Percentage        Percentage
                                           ----------        ----------
10/1 - 10/31             1996-B              8.61%              8.61%



The aggregate outstanding balance of Accounts
which are 30, 60, 90, 120, 150 and 180 or
more days delinquent as of the end of the
prior Monthly Period is......................  (a)  30 - 59 days:.................... 134,661,199.80
                                               (b)  60 - 89 days:....................  78,113,226.56
                                               (c)  90 - 119 days:...................  57,392,879.77
                                               (d)  120 - 149 days:..................  40,052,826.47
                                               (e)  150 - 179 days:..................  31,174,352.13
                                               (f)  180 or more days:................   8,672,353.05

                                     October, 1996



                       MONTHLY CERTIFICATEHOLDER'S STATEMENT



                                    Series 1996-C


        Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993, and as amended and restated on May 23,1994, and as amended by Amendment Number 1 dated as of July 1,1994, by and between Advanta National Bank USA ("AUS") as Seller and Servicer, and Bankers Trust Company, as Trustee, as supplemented by the Series 1996-C Supplement dated as of May 13, 1996 (the "Supplement") and together with the Master Agreement between AUS and the Trustee, AUS, as Servicer, is required to prepare certain information each month regarding current distributions to all 1996-C Certificateholders. This statement relates to the November 15, 1996 Distribution Date (the "Distribution Date") and the performance of the ADVANTA Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-C Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Master Agreement.


1.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class A Certificates               $0.000000

2.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class B Certificates               $0.000000

3. The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the Class A
     Certificates                                                    $0.000000

4. The amount of the distribution set forth in paragraph 2 above in respect of principal, per $1,000 original principal amount of the Class B
     Certificates                                                    $0.000000

5. The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 principal principal amount of the Class A
     Certificate                                                     $0.000000

6. The amount of distribution set forth in paragraph 2 above in respect of interest, per $1,000 principal principal amount of the Class B
     Certificate                                                     $0.000000

7.   The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the
     Series 1996-C Certificates                                 $72,881,003.29

8. The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the
     Series 1996-C Certificates                                 $62,633,273.51

9.   The aggregate amount of Reallocated Principal Collections with respect to
     the prior Monthly Period                                            $0.00

10. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of
     the Class A Certificates                                    $8,859,136.66

11. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the
     Class B Certificates                                          $561,162.26

12.  The Class A Investor Default Amount for the prior Monthly Period
     is                                                          $2,483,054.52

13.  The Class B Investor Default Amount for the prior Monthly Period
     is                                                            $157,200.57

14.  The Collateral Default Amount for the prior Monthly Period    $232,228.12

15.  The aggregate amount of Class A Investor Charge-offs for the prior
     Monthly Period is                                                   $0.00

16.  The aggregate amount of Class B Investor Charge-offs for the prior
     Monthly Period is                                                   $0.00

17.  The aggregate amount of Collateral Charge-offs for the prior Monthly
     Period is                                                           $0.00

18.  The aggregate amount of Class A Investor Charge-offs reimbursed on
     such Payment Date is                                                $0.00

19.  The aggregate amount of Class B Investor Charge-offs reimbursed on
     such Payment Date is                                                $0.00

20.  The aggregate amount of Collateral Charge-offs reimbursed on
     such Payment Date is                                                $0.00

21.  The amount of the Class A Servicing Fee for the prior Monthly
     Period is                                                     $252,266.44

22.  The amount of the Class B Servicing Fee for the prior Monthly
     Period is                                                      $16,040.06

23.  The amount of the Collateral Servicing Fee for the prior Monthly
     Period is                                                      $23,331.00

24.  The Class A Pool Factor as of the Record Date for the
     Distribution Date is                                              1.00000

25.  The Class B Pool Factor as of the Record Date for the
     Distribution Date is                                              1.00000

26.  The Class A Investor Amount after giving effect to any payments
     on the Distribution Date is                               $605,500,000.00

27.  The Class A Invested Amount after giving effect to any payments
     on the Distribution Date is                               $605,500,000.00

28.  The Class B Investor Amount after giving effect to any payments
     on the Distribution Date is                                $38,500,000.00

29.  The Class B Invested Amount after giving effect to any payments
     on the Distribution Date is                                $38,500,000.00

30. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving
     effect to any activity on the Distribution Date is                   0.00

31. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving
     effect to any activity on the Distribution Date is                   0.00

32.  The Available Cash Collateral Amount as of the close of business
     on the Distribution Date is                                $14,000,000.00

33.  The Collateral Investor Amount as of the close of business on the
     Distribution Date is                                       $56,000,000.00

34.  The amount on deposit in the Cash Collateral Account as of the close
     of business on the Distribution Date is                    $14,000,000.00

35.  The amount of Interchange with respect to the prior Monthly Period
     is                                                           $729,166.67

36.  The amount of Servicer Interchange for the prior Monthly Period
     is                                                           $583,333.34

37.  The Deficit Controlled Amortization Amount (after giving effect to any
     activity on the Distribution Date) is                              $0.00

38.  The percentage by which the Net Portfolio Yield for the prior Monthly
     Period exceeds the Base Rate for such Monthly Period is             5.17%

39.  The Net Portfolio Yield for the prior Monthly Period is            12.64%

40.  The Base Rate for the Monthly Period is                             7.48%

41.  The amount on deposit in the Principal Funding Account as of the
     close of business on the Distribution Date is                       $0.00

42.  The amount on deposit in the Interest Funding Account as of the
     close of business on the Distribution Date is               $6,746,308.34

43.  The amount on deposit in the Reserve Account as of the              $0.00
     close of business on the Distribution Date is





          Advanta National Bank USA (formerly Colonial) as Servicer


          By:    /s/ MICHAEL COCO
             -----------------------------------------
                 Michael Coco
                 Vice President

Series 1996-C daily percentages during the prior Monthly Period

                                            Floating         Principal
                                           Allocation        Allocation
                                           Percentage        Percentage
                                           ----------        ----------
10/1 - 10/31             1996-C              8.04%              8.04%



The aggregate outstanding balance of Accounts
which are 30, 60, 90, 120, 150 and 180 or
more days delinquent as of the end of the
prior Monthly Period is......................  (a)  30 - 59 days:.................... 134,661,199.80
                                               (b)  60 - 89 days:....................  78,113,226.56
                                               (c)  90 - 119 days:...................  57,392,879.77
                                               (d)  120 - 149 days:..................  40,052,826.47
                                               (e)  150 - 179 days:..................  31,174,352.13
                                               (f)  180 or more days:................   8,672,353.05

                                     October, 1996



                       MONTHLY CERTIFICATEHOLDER'S STATEMENT



                                    Series 1996-D


Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993, and as amended and restated on May 23,1994, and as amended by Amendment Number 1 dated as of July 1,1994, by and between Advanta National Bank USA ("AUS") as Seller and Servicer, and Bankers Trust Company, as Trustee, as supplemented by the Series 1996-D Supplement dated as of June 18, 1996 (the "Supplement") and together with the Master Agreement between AUS and the Trustee, AUS, as Servicer, is required to prepare certain information each month regarding current distributions to all 1996-D Certificateholders. This statement relates to the November 15, 1996 Distribution Date (the "Distribution Date") and the performance of the ADVANTA Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-D Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Master Agreement.


1.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class A Certificates               $4.767731

2.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class B Certificates               $4.896898

3. The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the Class A
     Certificates                                                    $0.000000

4. The amount of the distribution set forth in paragraph 2 above in respect of principal, per $1,000 original principal amount of the Class B
     Certificates                                                    $0.000000

5. The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 principal principal amount of the Class A
     Certificate                                                     $4.767731

6. The amount of distribution set forth in paragraph 2 above in respect of interest, per $1,000 principal principal amount of the Class B
     Certificate                                                     $4.896898

7.   The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the
     Series 1996-D Certificates                                 $72,870,949.73

8. The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the
     Series 1996-D Certificates                                 $62,633,273.51

9.   The aggregate amount of Reallocated Principal Collections with respect to
     the prior Monthly Period                                            $0.00

10. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of
     the Class A Certificates                                    $8,850,440.32

11. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the
     Class B Certificates                                          $560,609.32

12.  The Class A Investor Default Amount for the prior Monthly Period
     is                                                          $2,483,054.52

13.  The Class B Investor Default Amount for the prior Monthly Period
     is                                                            $157,200.57

14.  The Collateral Default Amount for the prior Monthly Period    $232,228.12

15.  The aggregate amount of Class A Investor Charge-offs for the prior
     Monthly Period is                                                   $0.00

16.  The aggregate amount of Class B Investor Charge-offs for the prior
     Monthly Period is                                                   $0.00

17.  The aggregate amount of Collateral Charge-offs for the prior Monthly
     Period is                                                           $0.00

18.  The aggregate amount of Class A Investor Charge-offs reimbursed on
     such Payment Date is                                                $0.00

19.  The aggregate amount of Class B Investor Charge-offs reimbursed on
     such Payment Date is                                                $0.00

20.  The aggregate amount of Collateral Charge-offs reimbursed on
     such Payment Date is                                                $0.00

21.  The amount of the Class A Servicing Fee for the prior Monthly
     Period is                                                     $252,266.44

22.  The amount of the Class B Servicing Fee for the prior Monthly
     Period is                                                      $16,040.06

23.  The amount of the Collateral Servicing Fee for the prior Monthly
     Period is                                                      $23,331.00

24.  The Class A Pool Factor as of the Record Date for the
     Distribution Date is                                              1.00000

25.  The Class B Pool Factor as of the Record Date for the
     Distribution Date is                                              1.00000

26.  The Class A Investor Amount after giving effect to any payments
     on the Distribution Date is                               $605,500,000.00

27.  The Class A Invested Amount after giving effect to any payments
     on the Distribution Date is                               $605,500,000.00

28.  The Class B Investor Amount after giving effect to any payments
     on the Distribution Date is                                $38,500,000.00

29.  The Class B Invested Amount after giving effect to any payments
     on the Distribution Date is                                $38,500,000.00

30. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving
     effect to any activity on the Distribution Date is                   0.00

31. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving
     effect to any activity on the Distribution Date is                   0.00

32.  The Available Cash Collateral Amount as of the close of business
     on the Distribution Date is                                $14,000,000.00

33.  The Collateral Investor Amount as of the close of business on the
     Distribution Date is                                       $56,000,000.00

34.  The amount on deposit in the Cash Collateral Account as of the close
     of business on the Distribution Date is                    $14,000,000.00

35.  The amount of Interchange with respect to the prior Monthly Period
     is                                                           $729,166.67

36.  The amount of Servicer Interchange for the prior Monthly Period
     is                                                           $583,333.34

37.  The Deficit Controlled Amortization Amount (after giving effect to any
     activity on the Distribution Date) is                               $0.00

38.  The percentage by which the Net Portfolio Yield for the prior Monthly
     Period exceeds the Base Rate for such Monthly Period is             5.35%

39.  The Net Portfolio Yield for the prior Monthly Period is            12.63%

40.  The Base Rate for the Monthly Period is                             7.27%





          Advanta National Bank USA (formerly Colonial) as Servicer


          By:    /s/ MICHAEL COCO
             -----------------------------------------
                 Michael Coco
                 Vice President

Series 1996-D daily percentages during the prior Monthly Period

                                            Floating         Principal
                                           Allocation        Allocation
                                           Percentage        Percentage
                                           ----------        ----------
10/1 - 10/31             1996-D              8.04%              8.04%



The aggregate outstanding balance of Accounts
which are 30, 60, 90, 120, 150 and 180 or
more days delinquent as of the end of the
prior Monthly Period is......................  (a)  30 - 59 days:.................... 134,661,199.80
                                               (b)  60 - 89 days:....................  78,113,226.56
                                               (c)  90 - 119 days:...................  57,392,879.77
                                               (d)  120 - 149 days:..................  40,052,826.47
                                               (e)  150 - 179 days:..................  31,174,352.13
                                               (f)  180 or more days:................   8,672,353.05